Trade and other payables- Summary of trade and other payables (Detail) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Accounts payable:
Suppliers	$ 204,696	$ 196,484
Total current accounts payables	204,696	196,484
Other accounts payables:
Payables to partners of joint operations	197	23,880
Extraordinary fee for Gas IV Plan	162	488
Payables to third parties	0	161
Total other current accounts payables	359	24,529
Total current trade and other payables	$ 205,055	$ 221,013